UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2009
                                 --------------

                              Auburn Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

     United States                  000-53370                    26-2139168
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)

  256 Court Street, P.O. Box 3157, Auburn, Maine                04212
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (207) 782-0400
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensation Arrangements of Certain Officers.


          On June 5, 2009, Thomas J. Dean was appointed to the Board of Directors of Auburn Bancorp, Inc. (the "Company") to a term that expires at the Company's 2009 Annual Meeting of Stockholders. Mr. Dean was also appointed to the Board of Directors of the Company's wholly owned federal savings bank subsidiary, Auburn Savings Bank, FSB (the "Bank").

          Since September 2005, Mr. Dean has served as the Chief Financial Officer of Futureguard Building Products, Inc., a manufacturer and wholesaler of residential awnings based in Auburn, Maine. Mr. Dean has an extensive financial accounting background having served as the chief financial officer for several companies throughout his career as well as earlier in his career working as a senior auditor for Brown Brothers Harriman & Co. and for State Street Corporation and serving as a senior accountant at Price Waterhouse LLP.

          There were no arrangements or understandings between Mr. Dean and any other person pursuant to which Mr. Dean was selected as a director.

          Pursuant to the disclosure required by Item 404(a) of SEC Regulation S-K, since July 1, 2008, there have been no transactions between the Company and Mr. Dean, the amount of which exceeded $120,000.

          Mr. Dean will sit on the Audit Committee of the Board of Directors.

          Item 9.01.                 Financial Statements and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Not Applicable.

          (d) Not Applicable.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUBURN BANCORP, INC.
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                                                (Registrant)


Date: June 9, 2009               By: /s/ Allen T. Sterling
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                                    Name: Allen T. Sterling
                                    Title: President and Chief Executive Officer